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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 3, 1998

              Prudential Securities Secured Financing Corporation
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            (Exact name of registrant as specified in its charter)



                    Delaware                                333-27355                   13-3526694
 ----------------------------------------------     ------------------------         ----------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                    Identification No.)
               One New York Plaza
               New York, New York                                                          10292
 ----------------------------------------------                                      ----------------
    (Address of Principal Executive Offices)                                            (Zip Code)


       Registrant's telephone number, including area code (212) 778-1000
                                                         ----------------

                                   No Change
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         (Former name or former address, if changed since last report)
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         Item 5.  Other Events


                  In connection with the offering of ABFS Mortgage Loan Trust 1998-1, Mortgage Pass-Through Certificates, Series 1998-1 described in a Prospectus Supplement dated February 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).




                                      2
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                                  SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                               PRUDENTIAL SECURITIES SECURED FINANCING
                               CORPORATION
                               ------------------------------------------------
                                    as Depositor and on behalf of ABFS Mortgage
                                    Loan Trust 1998-1
                               Registrant


                                            By:   /s/ Norman Chaleff
                                                 ------------------------------
                                                  Name:     Norman Chaleff
                                                  Title:    Vice President




Dated: February 27, 1998



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                                 EXHIBIT INDEX




Exhibit No.               Description
99.1                      Related Computational Materials (as defined
                          in Item 5 above).